SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 14, 2004


                            VALENCE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                     0-20028                  77-0214673
 (State of Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)



                      6504 Bridge Point Parkway, Suite 415
                               Austin, Texas 78730
                    (Address of Principal Executive Offices)


                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

     99.1 Press Release dated June 14, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     Reference is made to the press release of Valence Technology, Inc. issued on June 14, 2004, regarding the fourth quarter and fiscal year ending March 31, 2004 financial results, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 15, 2004                       VALENCE TECHNOLOGY, INC.



                                    /s/ Kevin W. Mischnick
                                    ---------------------------------
                                    By: Kevin W. Mischnick
                                        Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBITS

99.1 Press Release dated June 14, 2004.